UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 24, 2011, Level 3 Communications, Inc. (the “Company”) issued a press release announcing that it has agreed to issue $300,217,000 aggregate principal amount of its 11.875% Senior Notes due 2019 to an institutional investor in exchange for $294,732,000 aggregate principal amount of the Company’s outstanding 9% Convertible Senior Discount Notes due 2013 in a private transaction that is exempt from registration under the Securities Act of 1933, as amended.  Upon completion of this exchange transaction, all of the Company’s outstanding 9% Convertible Senior Discount Notes will be retired, and there will be $605,217,000 aggregate principal amount of the Company’s 11.875% Senior Notes due 2019 outstanding.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits

99.1         Press Release, dated January 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date:  January 24, 2011

Exhibit Index

Exhibit	Description

99.1	Press Release, dated January 24, 2011.